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                          SCHEDULE 14(a) INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              AURA SYSTEMS, INC.
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               Name of Registrant as Specified In Its Charter


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party

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     (4) Date Filed:

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Notes:



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AMENDED PROXY

                              AURA SYSTEMS, INC.
                              2335 ALASKA AVENUE
                             EL SEGUNDO, CA 90245



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Zvi (Harry) Kurtzman and Michael I. Froch as Proxies, each with the power to appoint their substitutes and with full power to act alone, and hereby authorizes them to represent and to vote as designated below, all shares of common Stock of Aura Systems, Inc. held of record by the undersigned on July 21, 1997, at the Annual Meeting of Shareholders to be held on September 17, 1997, including any adjournments or continuances thereof.

1.  Election of Directors

[_] FOR all nominees listed below (except as marked to the contrary below)

[_] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below).

Zvi (Harry) Kurtzman     Norman Reitman       Neal B. Kaufman             Arthur J. Schwartz
Cipora Kurtzman Lavut    Harvey Cohen         Salvador Diaz-Verson, Jr.   Ashok Dewan
Steven C. Veen           Gerald S. Papazian   Peter Liu

2. Approval of an amendment to the Certificate of Incorporation to increase the number of shares of authorized Common Stock.

                    [_] FOR     [_] AGAINST     [_] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                     Dated: ___________, 1997

                     Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                     _______________________________
                               Signature

                     _______________________________
                        Signature if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.